UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): May 3, 2006

                         CITIZENS COMMUNICATIONS COMPANY
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   001-11001                   06-0619596
         --------                   ---------                 --------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                           No Change Since Last Report
            -----------------------------------------------------------
           (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications pursuant to Rule  425 under the Securities  Act (17
     CFR 230.425)

[  ] Soliciting material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

          On May 3, 2006, Citizens Communications Company, issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

          The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

         (d)   Exhibits

          99.1 Press release of Citizens Communications Company released May 3, 2006 announcing the 2006 1st Quarter Results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY


Date:  May 3, 2006          By:   /s/ Donald R. Shassian
                                  --------------------------
                                  Donald R. Shassian
                                  Chief Financial Officer